UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  October 13, 2008


                     Morgan Stanley Cornerstone Fund II L.P.
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             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                         0-13298                  13-3212871
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(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)


c/o Demeter Management Corporation,
522 Fifth Avenue, 13th Floor, New York, NY                          10036
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(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:   (212) 296-1999


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          (Former Name or Former Address, if Changed Since Last Report)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

   Item 1.02.  Termination of a Material Definitive Agreement.

      On October 13, 2008, the Registrant, Demeter Management Corporation, the general partner of the Registrant (the "General Partner"), and John W. Henry & Company, Inc. ("JWH") agreed, effective October 31, 2008, to terminate the Management Agreement dated as of November 14, 1983, and any amendments or revisions subsequently made thereto, among the Registrant, the General Partner and JWH (the "JWH Management Agreement"), pursuant to which JWH trades a portion of the Registrant's assets in commodity interest contracts. Consequently, JWH shall cease all commodity interest trading on behalf of the Registrant effective October 31, 2008.

      No penalties have been incurred by any of the parties as a result of the termination of the JWH Management Agreement.

      On October 13, 2008, the Registrant, the General Partner, and Northfield Trading L.P. ("Northfield") agreed, effective October 31, 2008, to terminate the Management Agreement dated as of April 16, 1997, and any amendments or revisions subsequently made thereto, among the Registrant, the General Partner and Northfield (the "Northfield Management Agreement"), pursuant to which Northfield trades a portion of the Registrant's assets in commodity interest contracts. Consequently, Northfield shall cease all commodity interest trading on behalf of the Registrant effective October 31, 2008.

      No penalties have been incurred by any of the parties as a result of the termination of the Northfield Management Agreement.

      The JWH Management Agreement and the Northfield Management Agreement are being terminated in contemplation of the termination and liquidation of the Registrant.

                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                MORGAN STANLEY CORNERSTONE FUND II L.P.

Date:  October 17, 2008         By:    Demeter Management Corporation
                                       as General Partner


                                   /s/ Walter Davis
                                ----------------------------------------
                                Name:  Walter Davis
                                Title: President